SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Report: (Date of earliest event reported):
                                 April 28, 2005


                            MARVEL ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                      001-13638             13-3711775

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  (State or other jurisdiction of        (Commission         (I.R.S. Employer
   incorporation or organization)        file number)        Identification No.)

10 East 40th Street, New York, New York                                  10016
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(Address of principal executive offices)                            (Zip code)

                                 (212) 576-4000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01.        Regulation FD Disclosure.

         On April 28, 2005, the Registrant issued a press release announcing plans to produce its own slate of feature films. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference. This section and Exhibit 99.1 are provided under Item 7.01 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURTIES LITIGATION REFORM ACT OF 1995

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. The factors discussed herein concerning the Company's business and operations could cause actual results to differ materially from those contained in forward-looking statements made in this Current Report on Form 8-K and in the accompanying press release attached hereto as Exhibit 99.1. When used in this Form 8-K or in the accompanying press release, the words "intend", "estimate", "believe", "expect", and similar expressions are intended to identify forward-looking statements.

Because the proposed film slate represents Marvel's entry into a new facet of the film industry, it presents certain risks and uncertainties that are different from those described in Marvel's prior filings with the Securities and Exchange Commission. These risks and uncertainties could cause the Company's financial performance to differ materially from that expressed in any forward-looking statements made by the Company. The risks and uncertainties associated with the Film Fund include:

THERE CAN BE NO ASSURANCES THAT THE FILM SLATE FINANCING WILL CLOSE.

In order to close the film slate financing, definitive documentation will need to be negotiated, executed and delivered and all conditions to closing set forth in such documents must either be satisfied or waived. The financing is subject to numerous contingencies, including the negotiation of a definitive distribution agreement with Paramount; the negotiation of definitive agreements related to the credit facility; the absence of any material adverse change in our business or any adverse change in financial, banking or capital market conditions that would materially and adversely affect Merrill Lynch Commercial Finance Corp.'s ability to syndicate film or entertainment financings generally and the absence of changes in our senior management or the senior management of our Marvel Studios division. If the parties do not reach agreement on definitive documentation or conditions to closing are delayed or not met, it may not be possible to complete the film slate financing or the success of such financing may be reduced or eliminated.

THE SUCCESS OF THE FILM SLATE WILL DEPEND ON OUR ABILITY TO ATTRACT AND RETAIN CREATIVE TALENT.

The success of the film slate will depend to a degree on our ability to hire, retain and motivate top creative talent. Making movies is an activity that requires the services of individuals, such as actors, directors and producers, who have unusual creative talents. Individuals with those talents may be more difficult to identify, hire and retain than are individuals with general business management skills. We will have to hire and retain other creative talent to assist us in making our movies. If we experience difficulty in hiring or retaining creative talent, the production of our films could be delayed or the success of the films could be adversely affected.

THE SUCCESS OF OUR FILMS IS DEPENDENT UPON THE POPULARITY OF OUR FILMS, WHICH IS EXTREMELY DIFFICULT TO FORECAST.

We cannot predict the economic success of any of our motion


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pictures because the revenue derived from the distribution of a motion picture
(which does not necessarily bear any correlation to the production or distribution costs incurred) depends primarily upon its acceptance by the public, which cannot be accurately predicted. The economic success of a motion picture also depends upon the public's acceptance of competing films, critical reviews, the availability of alternative forms of entertainment and leisure time activities, piracy and unauthorized recording, transmission and distribution of films, general economic conditions, weather conditions and other tangible and intangible factors, all of which can change and cannot be predicted with certainty.

THE PRODUCTION OF FILMS IS A CAPITAL-INTENSIVE ENDEAVOR AND THE EXPENSES ASSOCIATED WITH PRODUCING FILMS MAY INCREASE.

It is expected that the financing will provide the capital required to produce the film slate. Expenses associated with producing the films could increase due to factors including, but not limited to, (1) the escalation in compensation rates of talent and crews working on the films, (2) an escalation in the number of personnel required to work on films, (3) increased expenditures due to creative problems, (4) increased expenses related to technology, special effects and technical difficulties and (5) equipment needs. In addition, it is not uncommon for unexpected expenses due to exigent circumstances to occur and cause film production to exceed budget. Such unexpected expenses and increased costs could have a material adverse effect on our results of operations.

UNION ACTIVITY COULD INTERRUPT THE PRODUCTION OF OUR FILMS.

The production of films may involve the use of unionized labor such as members of the International Alliance of Theatrical and Stage Employees and the Screen Actors Guild. A strike by one or more of the unions that provide personnel essential to the production of our feature films could delay or halt our ongoing production activities. Such a halt or delay, depending on the length of time involved, could cause the delay of the release date of our films and thereby could have a material adverse effect on our results of operations.

THE SUCCESS OF THE FILM SLATE IS DEPENDENT ON A LIMITED NUMBER OF RELEASES EACH YEAR AND THE COMMERCIAL FAILURE OF ANY ONE OF THEM COULD HAVE A MATERIAL ADVERSE EFFECT ON MARVEL.

We expect to release a limited number of films per year as part of the film slate. The commercial failure of just one of these films could have a material adverse effect on our results of operations in both the year of release and in the future.

CHANGES OR DISRUPTIONS IN THE WAY FILMS ARE DISTRIBUTED MAY MAKE OUR FILMS LESS PROFITABLE.

The manner in which consumers access film content has undergone rapid and dramatic changes. Once ancillary means of distribution, such as the DVD market, have gained importance, while other methods have become less central. To the extent that new distribution channels gain acceptance and replace existing channels, we cannot assure that such distribution channels will be as profitable for the film industry as a whole or that we will successfully exploit such channels. In addition, films and related products are distributed internationally and are subject to risks inherent in international trade including war and acts of terrorism, instability of foreign governments or economies, fluctuating foreign exchange rates and changes in laws and policies affecting the trade of movies and related products. These changes and disruptions could have a material adverse effect on our results of operations.


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PIRACY OF FILMS AND RELATED PRODUCTS MAY MAKE THE PRODUCTION OF FILMS LESS
PROFITABLE.

With technological advances, the piracy of films and related products has increased. The further proliferation of unauthorized copies and piracy of these products could have a material adverse effect on our business because these products reduce the revenue we receive from our films and related products.

IT IS PROPOSED THAT ONE COMPANY, PARAMOUNT, WILL HAVE AN AGREEMENT TO DISTRIBUTE FILMS INCLUDED IN THE FILM SLATE IN VIRTUALLY EVERY MARKET.

We are entering into an agreement with Paramount under which it will agree to distribute the films included in the film slate on a worldwide basis (excluding certain specified countries). If Paramount were either to breach or be unable to perform the agreement or if Paramount or affiliates were to experience financial difficulties or file for bankruptcy, our ability to distribute films included in the film slate could be halted or delayed in a manner that could have a material adverse effect on our results of operations.

MARVEL HAS, IN THE PAST, WORKED ALONG SIDE FILM STUDIOS ON ITS FILM PROJECTS.

On all of our past film productions, we have acted as co-producer in cooperation with major film studios. We have never produced films by ourselves. Producing films by ourselves will require us to perform more complex and different activities than we have performed as co-producer. Our inability to perform those activities successfully and in a cost-effective manner could have an adverse effect on the results of our film making operations.

ACCOUNTING RELATED TO THE PRODUCTION OF FILMS MAY RESULT IN SIGNIFICANT FLUCTUATIONS IN REPORTED INCOME OR LOSS.

Marvel will determine the estimated fair value for individual film properties produced based on the estimated future cash flows resulting from the ten year ultimate revenues and costs (in accordance with SOP 00-2). These ten year ultimates are also used to amortize the capitalized film costs in accordance with SOP 00-2. The estimated future cash flows are discounted using a net present value model. Any revision to ultimates can result in significant quarter-to-quarter and year-to-year fluctuations in film write-downs and amortization. The likelihood that we report losses, particularly in the year of a motion picture's release, is increased by the industry's method of accounting which requires the immediate recognition of the entire loss (through increased amortization) in instances where it is estimated the ultimate revenues of a motion picture will not recover our capitalized costs. On the other hand, the profit of a profitable motion picture must be deferred and recognized over the entire revenue stream generated by that motion picture. This method of accounting may also result in significant fluctuations in reported income or loss, particularly on a quarterly basis, depending on our release schedule for films and related products such as DVDs, the timing of advertising campaigns and the relative performance of individual motion pictures.

MARVEL ASSUMES NO OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS.


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Item 9.01 Financial Statements and Exhibits.

(c)          Exhibits

             Exhibit No.          Description
             -----------          -----------

             99.1                 Press release of the Registrant dated April
                                  28, 2005.


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MARVEL ENTERPRISES, INC.


                                          By: /s/ John Turitzin
                                              -----------------
                                          Name:    John Turitzin
                                          Title:   Executive Vice President
                                                   and General Counsel


Date: April 28, 2005


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                                  EXHIBIT INDEX

             Exhibit No.          Description
             -----------          -----------

             99.1                 Press release of the Registrant dated April
                                  28, 2005.